U.S. Department of Justice United States Trustee, Region 10 Central & Southern Districts of Illinois Northern & Southern Districts of Indiana

101 West Ohio Street, Suite 1000 Indianapolis, Indiana 46204	317/226-6101 Fax 317/226-6356

Office of the United States Trustee — Region 10
Indianapolis, Indiana

Monthly Report
for
Debtors-in-Possession and Chapter 11 Trustees

Each month all Chapter 11 debtors must file two copies of this report with the Bankruptcy Clerk. The report must be filed with the attached reports identified below, ready for distribution to the U.S. Trustee no later than the 15th day of the month following the end of the calendar month covered by this report.

Debtor Name: IN RE: ROHN Industries, Inc. et al (Jointly Administered) Case Number: 03-17287-AJM-11 through 03-17292-AJM-11	For the month ended: 9/30/03 Date Bankruptcy filed: 9/16/03 Previously

Required Documents		ATTACHED	SUBMITTED

1.	Monthly Income Statement (P&L1)	X

2.	Monthly Cash Flow Report (CF1; 3 pages)	X

3.	Statement of Operations (Oprept)	X

4.	Other reports/documents as required by the U.S. Trustee	N/A

The undersigned certifies under penalty of perjury that the information contained in this and accompanying reports is complete, true and correct to the best of my knowledge, information and belief.

By: John W. Castle (with assistance from Silverman Consulting) Title: Vice President - Chief Financial Officer	Dated: September 30, 2003 Debtor's telephone number: 765-654-4491

Reports Prepared by: /s/ John W. Castle , (Name)	Vice President - Chief Financial Officer (Title)

MRR REV September 3, 1992

OFFICE OF THE U.S. TRUSTEE - REGION 10

MONTHLY INCOME STATEMENT

As of September 30, 2003

Debtor Name     IN RE:    ROHN Industries, Inc. et al (Jointly Administered)

Case Number    03-17287-AJM-11 through 03-17292-AJM-11

	Current Month	Year-to- Date

INCOME

Gross Receipts or Sales	952,702	952,702

Less: Returns or Allowances	2,380	2,380

Cost of Goods
Beginning Inventory	8,045,129

Purchases	292,088

* Other Costs (Factory labor and overhead)	903,768

Less: Ending Inventory	7,585,974

Cost of Goods Sold	1,655,011	1,655,011

Gross Profit	(704,689)	(704,689)

Interest

Rents

Gain (loss) from Sale of Property

Other Income	14,498	14,498

Total Income	(690,191)	(690,191)

GENERAL AND ADMINISTRATIVE EXPENSES

Compensation of Officers	14,038	14,038

Salaries and Wages	81,643	81,643

Repairs and Maintenance	2,172	2,172

Supplies	15,832	15,832

Bad Debts	4,166	4,166

Rents	---	---

Payroll Taxes	11,426	11,426

Other Taxes	5,000	5,000

Interest Expense	132,350	132,350

Depreciation	53,076	53,076

Insurance	230,913	230,913

Travel and Entertainment	3,160	3,160

Utilities and Telephone	15,088	15,088

Professional and Legal	131,388	131,388

Other Expenses (Employee Benefit Cost)	71,360	71,360

Other Expenses (Miscellaneous)	1,240	1,240

Total Expenses	772,852	772,852

Net Profit (loss)	(1,463,043)	(1,463,043)

P1 (rev 9/3/92) (Accrual Method of accounting is required)

OFFICE OF THE U.S. TRUSTEE - REGION 10

MONTHLY CASH FLOW REPORT

for the month ended September 30, 2003

Debtor Name     IN RE:  ROHN Industries, Inc. et al (Jointly Administered)

Case Number    03-17287-AJM-11 through 03-17292-AJM-11

Reconciled bank balance and cash on hand from last month (if this is the first report, insert the cash balance as of the petition date)		699,290

CASH RECEIPTS

From cash sales/receipts	---

From collection of pre-petition accounts receivable	798,583

From collection of post-petition accounts receivable	45,744

From loans	---

From contributions to capital or from gifts	---

Other receipts (Factory equipment and tool rental)	1,559

Other receipts (Sales and use tax)	597

Other receipts (Additional payroll refund from employee)	400

Other receipts (Customer deposits)	8,186

Other receipts (Miscellaneous income)	4,720

TOTAL RECEIPTS (Do not include beginning bank balance)		859,788

CASH DISBURSEMENTS

Inventory purchases	292,088

*Net payments to officers/owners	9,602

*Net payments to other employees	168,090

Rent payments	---

Lease payments	3,318

Mortgage or note payments	---

Adequate protection payments	---

Insurance	393,000

Utilities/telephone	---

**Tax payments	119,904

Supplies	11,352

Outside labor	5,812

Travel/entertainment	12,137

*** Payments to attorneys	---

*** Payments to accountants	---

*** Payments to other professionals	---

U.S. Trustee quarterly fee	---

Other expenses (Freight)	121,933

Other expenses (Maintenance)	1,714

Other expenses (Benefit payments - self-funded plan)	63,869

Other expenses (Bank Fees)	150,000

Other expenses (Miscellaneous)	831

TOTAL DISBURSEMENTS		1,353,650

NET CASH FLOW (Total receipts minus total disbursements)		(493,861)

Bank balance and cash on hand at the end of the month
(beginning balance + cash receipts - cash disbursements)		205,429
* This figure is the actual cash paid. i.e. gross payroll less taxes withheld
** This figure come from page 2 of this form.
*** Attach a copy of the court order authorizing such payments

CFI (rev 9/3/92)

OFFICE OF THE U.S. TRUSTEE - REGION 10

MONTHLY CASH FLOW REPORT

for the month ended September 30, 2003

STATUS OF TAXES

	BEGINNING *TAX LIABILITY		AMOUNT WITHHELD OR ACCRUED	AMOUNT PAID	ENDING TAX LIABILITY

FEDERAL

** Withholding	$	---	$31,383	$27,059	$4,324

** FICA - employee		---	20,285	16,461	3,824

** FICA - employer		---	20,285	16,461	3,824

Unemployment		--	388	344	44

Income		---	---	---	---

Other - list		---	---	---	---

a. Subtotal	$	---	$72,341	$60,325	$12,016

STATE AND LOCAL

Withholding	$	---	$11,411	$9,199	$2,212

Sales		---	49,626	49,626	---

Excise		---	---	---	---

Unemployment		---	985	754	231

Other		---	---	---	---

Real property		---	---	---	---

Personal property		---	---	---	---

Other - list		---	---	---	---

b. Subtotal	$	---	$62,022	$59,579	$2,443

TOTAL TAXES PAID - from a. and b. above (this sum is to be listed on page 1, as tax payments)				$119,904

Explain the reason for any past due post-petition taxes:

*	The beginning tax liability should represent the liability from the prior month or, if this is the first operating report, this should be zero.

**	Attach photocopies of IRS Form 6123 or your FTD coupon and payment receipt to verify payments or deposits.

CFI (rev 9/3/92)

OFFICE OF THE U.S. TRUSTEE - REGION 10

MONTHLY CASH FLOW REPORT - SUPPLEMENTAL

for the month ended September 30, 2003

Debtor Name:    IN RE:   ROHN Industries, Inc. et al (Jointly Administered)

Case Number:    03-17287-AJM-11 through 03-17292-AJM-11

CASH DISBURSEMENTS - SUPPLEMENTAL

Case No.	Debtor Name	Cash Disbursements

03-17287-AJM-11	ROHN Industries, Inc.	686,706
03-17288-AJM-11	ROHN Construction, Inc.	6,122
03-17289-AJM-11	ROHN Enclosures, Inc.	---
03-17290-AJM-11	ROHN, Inc.	1,405
03-17291-AJM-11	ROHN Installation Services, Inc.	---
03-17292-AJM-11	ROHN Products, Inc.	659,417

	Total Disbursements	1,353,650

OFFICE OF THE U.S. TRUSTEE - REGION 10

AGING SCHEDULES FOR RECEIVABLES & PAYABLE

for the month ended September 30, 2003

ACCOUNTS RECEIVABLE	Current 0 - 30 Days	Past Due 31 - 60 Days	Past Due 61 - 90 Days	Past Due 91 and Over Days

Pre-petition	$ 5,348,813	$ 914,010	$ 1,023,421	$ 2,480,595

Post-petition	(268,559)	39,984	(470,091)	731,920

Totals	$ 5,080,254	$ 953,994	$ 553,330	$ 3,212,515	$9,800,093

(grand total)

ACCOUNT PAYABLE	Current 0 - 30 Days	Past Due 31 - 60 Days	Past Due 61 - 90 Days	Past Due 91 and Over Days

Post-petition only	$ 635,411	$ (419,502)	$ 224,255	$ 437,530	$ 877,694

(grand total)

NOTES OR LEASES PAYABLE OR ADEQUATE PROTECTION AGREEMENTS (Post-petition only)	Current 0 - 30 Days	Past Due 31 - 60 Days	Past Due 61 - 90 Days	Past Due 91 and Over Days

List Creditor/Lessor

47 Various Leases (1)	$ 13,227

41 Various Service Agreements (2)	$ 10,034

(1)	Total lease payments are $26,453/month. Assumed half due to mid-month of filing.
(2)	Total service agreement payments are $20,068/month. Assumed half due to mid-month date of filing.

POST PETITION BANK

Bank Name	Account Type	Account Number	Beginning Balance	Ending Balance

LaSalle National Bank	Control Disbursement	5590017173	$ 20,152	$ 62,650
	Medical Claims	5590026679	---	---
	Lockbox	5800127531	487,990	92,323
	Flex Spending	5590033212	---	---
	VEBA Trust	45665216	650,273	505,448

National City Bank of MI/IL	Payroll	10074861	$ ---	$ 50,456

AMSouth Bank	Payroll	1529412	$ 41,148	$ ---
	Local Checking	252069	1,948	1,948

Union Planters Bank	Local Checking	169404	$ 1,986	$ 1,986

CFI (rev 9/3/92)

U.S. Department of Justice United States Trustee, Region 10 Central & Southern Districts of Illinois Northern & Southern Districts of Indiana

101 West Ohio Street, Suite 1000 Indianapolis, Indiana 46204	317/226-6101 Fax 317/226-6356

Office of the United States Trustee — Region 10
Indianapolis, Indiana

Statement of Operations
for the Month ended September 30, 2003

Debtor Name: IN RE: ROHN Industries, Inc. et al (Jointly Administered) Case Number: 03-172887-AJM-11 Through 03-17292-AJM-11

1.	What efforts have been made toward the presentation of a plan to creditor?

A plan to sell the company has been placed before the secured creditors and approved. The unsecured creditors are in the process of organizing.

2.	Has the Debtor in possession made any payments on the pre-petition unsecured debt since the filing of the bankruptcy?

X	NO

YES - If yes, then identify to whom the payment was made, the date paid and the amount(s).

3.	Provide a brief narrative covering any significant events which occurred this past month.

N/A

4.	List the face value of accounts receivable as of the date that the bankruptcy was filed: $ 9,616,327.18*. What amount of these receivables is considered uncollectible? $1,890,615 (over 90 days)*.

5.	If assets have been sold this month in other than the ordinary course of business, provide the following information:

a.	asset(s) sold:	-0-

b.	date of sale:	-0-

c.	sales price:	-0-

d.	net amount received:	-0-

Oprept REV. September 3, 1992

6.
List payments made to principals, executives or insiders (this includes draws or cash withdrawals by individuals or partners, dividends, lease payments on property owned by insider, loans, gross salaries, etc.)

Payee Name	Position	Amount	Explanation

Horace Ward John Castle	CEO - President CFO - Vice President	$ 8,653.84 $ 5,384.62	Gross Salary Gross Salary

7.	Schedule of insurance coverage.

Type of Policy See Attached	Expiration Date

Has any insurance coverage either been reduced or allowed to lapse during this month? If so, explain what changes have taken place.

No

If any insurance coverage will expire within 60 days from this report, explain what steps are being taken to renew existing policies or to acquire new insurance coverage. Provide the United States Trustee with a new certificate.

N/A

8.	Schedule of changes in personnel.

Full Time	Part Time

a.	Total number of employees at beginning of this period. (September 30, 2003)	160	1

b.	Number hired during this period	3	0

c.	Number terminated or resigned.	2	0

d.	Total number of employees on payroll at the end of the period. (September 30, 2003)	161	1

Oprept REV. September 3, 1992

ROHN INDUSTRIES, INC.
12/31/02- 03 POLICY REGISTER

COVERAGE	LIMITS		DEDUCTIBLE/RETENTION	CARRIER	PREMIUM	POLICY NUMBER	POLICY TERM
General Liability	1,500,000 2,000,000 2,000,000 1,500,000 500,000 Excluded 10,000,000 1,000,000 2,000,000	Each Occurrence
General Aggregate
Production/Completed Operations Agg.
Advertising & Personal Injury
Fire Damage Legal Liability
Medical Payments
General Aggregate Limit - All Locations
Employee Benefits - Each Claim
Employee Benefits - Aggregate Limit
Claims Made form for ee benefits only
			50,000 Self Insured Retention - Each Occurrence ALAE is outside the SIR	Westchester Surplus Lines Insurance Co.	260,000 Annual Minimum & Deposit Terrorism Included Plus Surplus Lines Taxes and Fees	XSLG18381552	12/31/02 - 03
Auto	1,000,000 1,000,000 1,000,000 5,000	Combined Single Limit Uninsured Motorists Underinsured Motirists Medical Payments Hired & Non-Owned	500 Collision 500 Comprehensive	Federal Ins Co.	33,609	73519745	3/31/03 - 04
AZ Workers Comp & Employers Liab.	Statutory 1,000,000 1,000,000 1,000,000	Workers Compensation Employers Liab. - Each Accident Employers Liab. - Each Employee Employers Liab. - Policy Limit	None	AZ State Fund	462 Deposit	3340031	CANCELLED 4/11/2003
AL Workers Comp & Employers Liab.	Statutory 1,000,000 1,000,000 1,000,000	Workers Compensation Employers Liab. - Each Accident Employers Liab. - Each Employee Employers Liab. - Policy Limit	None	Compaion Property & Casualty	24,748 Deposit	WAL00812240071	12/31/02 - 03
IL Workers Comp & Employers Liab.	Statutory 1,000,000 1,000,000 1,000,000	Workers Compensation Employers Liab. - Each Accident Employers Liab. - Each Employee Employers Liab. - Policy Limit	None	Liberty Mutual	Est Premium changed from: 533,969 to 27,000	WC5-34S353681-012	12/31/02 - 03
IN Workers Comp & Employers Liab.	Statutory 1,000,000 1,000,000 1,000,000	Workers Compensation Employers Liab. - Each Accident Employers Liab. - Each Employee Employers Liab. - Policy Limit	None	Travelers	234,607 Deposit 46,937 Loss Fund	RGEJUB7218A58802	12/31/02 - 03
FL Workers Comp & Employers Liab.	Statutory 1,000,000 1,000,000 1,000,000	Workers Compensation Employers Liab. - Each Accident Employers Liab. - Each Employee Employers Liab. - Policy Limit	None	Florida JUA Travelers	5,187 Minimum & Deposit	6FR13UB780K149103	CANCELLED 7/3/2003
MD Workers Comp & Employers Liab.	Statutory 100,000 500,000 100,000	Workers Compensation Employers Liab. - Each Accident Employers Liab. - Each Employee Employers Liab. - Policy Limit	None	IWIF	1,061 Deposit	4013379RT	1/14/03 - 04

Prepared by Hobbs Group 9/8/2003

ROHN INDUSTRIES, INC.
12/31/02- 03 POLICY REGISTER

COVERAGE	LIMITS		DEDUCTIBLE/RETENTION	CARRIER	PREMIUM	POLICY NUMBER	POLICY TERM
Umbrella	25,000,000 25,000,000 25,000,000	Each Occurrence Production/Completed Operations Agg. Other Aggregate (where applicable)	Required Underlying	Federal	123,600	70760388	12/31/02 - 03
Property IN	7,200,000 12,000,000 15,000,000 30,000 500,000 250,000 Included 250,000	Building Personal Property Business Income with Extra Expense Blanket Business - Loss of Utilities Personal Property In Transit Any other Location Machinery Breakdown Blanket Limit of Insurance	$25,000 - 80% Coinsurance $25,000 - 80% Coinsurance 48 Hours Business Income Waiting Period 48 Hours Business Income Waiting Period	Federal	82,135	35358430	03/31/03 - 04
Installation Floater	100,000 1,000,000 100,000 100,000 250,000 250,000	Projects awaiting Delivery Projects Works Temporary Project Works Project Works in Transit Earthmovement Flood Mexico and South America	5,000 5,000 5,000 5,000 50,000/72 Hours 50,000/48 Hours 10% of the Loss or $10,000, whichever is greater Except with respects to Flood and Earthquake	Federal Insurance Co.	9,000 Minimum and Deposit Adjustable at the Rate of $.126 of Gross Installation Receipts	6610186	12/31/02 - 03
Ocean Cargo	250,000 250,000 1,000 250,000 250,000	Any One Vessel except by any one aircraft in any one package shipped by Mail or Parcel Post any one barge not to exceed in any one tow	2,500	Affiliated FM Insurance Co.	5,000 Deposit	OCP1313	12/31/02 - 03
Commercial Crime	5,000,000 5,000,000 N/A N/A N/A 5,000,000 N/A 5,000,000	Employee Theft Forgery or Alteration Theft Inside Premises Robbery or Burglary - Inside the Premises Outside the Premises Computer Fraud Money Orders & Counterfeit Currency Funds Transfer Fraud	25,000 25,000 25,000 25,000	St. Paul	17,000	406CG7034	1/28/03 - 04
Fiduciary	5,000,000 5,000,000	Fiduciary Liability - Each Policy Period Aggregate	25,000 Each Claim	Philadelphia Insurance Co.	9,496	PHSD044774	1/14/03 - 04
Kidnap & Ransom	5,000,000 5,000,000 5,000,000 5,000,000 5,000,000	Kidnap/Ransom & Extortion Delivery Coverage Expense Coverage Leal Liability Coverage Political Threat Coverate	0 Deductible	Federal Insurance Co.	5,000	81795640	3/25/03 - 04

Prepared by Hobbs Group 9/8/2003

ROHN INDUSTRIES, INC.
12/31/02- 03 POLICY REGISTER

COVERAGE	LIMITS		DEDUCTIBLE/RETENTION	CARRIER	PREMIUM	POLICY NUMBER	POLICY NUMBER
International Pkg General Liability Auto Int'l Voluntary Workers Comp Repatriation Employer's Liability Property Business Income	1,000,000 1,000,000 1,000,000 1,000,000 100,000 10,000 1,000,000 1,000,000 10,000 Statutory Statutory 250,000 500,000 1,000,000 1,000,000 1,000,000 3,000,000 25,000 1,000,000	Per Occurrence, Per Offense

Bodily Injury & Property Damage
Personl Injury & Advertising
Injury
Property Damage - Occupied
Premises
Aggregate Limits
Products-completed Operations
Hazard
Employment Related Practices
Hazard
Medical Expense
Employee Benefit Programs
Negligent Acts, Errors or
Omissions
Bodily Injury & Property Damage
Auto Medical Payments
International Executive Employees

Other International Employees

Each Employee
Policy Limit
Bodily Injury by accident - each
accident
Bodily Injury by disease - policy
limit
Bodily Injury by disease - each
employee
Personal Property - Mexico
Personal Property in Transit -
Mexico
Mexico
			$5,000 Deductible	Great Northern	11,863	3537346	12/31/02 - 03
Mexico	3,040,000 1,000,000 300,000 75,000 40,000 5,000 15,000	Contenidos Incendio Perdidas Consecuenciales Incendio Responsabilidad Civil General Responsabilidad Civil Arrendatario Robo Bienses Propios Nec. Al Negocio Dinero Y Val. Dentro Y Fuera (Luc) Equipo Electronico	Fire, Lightning and Explosion: 2,500 Hurricane and Flod: 1% of limit, min $2,500 Business Interruption: Nil General liability: Nil Theft with Violence: 10% of loss, min. $10,000 Money and Securities: 10% of loss, min. $1,000 Electronic Equip: 1% over value of damaged Equip Hurricane - 1% of limit Theft - 25% of loss Mobile Equip: Physical Damage 10% over value Damaged Equip Theft 25% of loss	Chubb de Mexico	11,456	PM271033	12/31/02 - 03

Prepared by Hobbs Group 9/8/2003

ROHN INDUSTRIES, INC.
12/31/02- 03 POLICY REGISTER

COVERAGE	LIMITS		DEDUCTIBLE/RETENTION	CARRIER	PREMIUM	POLICY NUMBER	POLICY NUMBER
Architects E&O	1,000,000 1,000,000	Each Claim Annual Aggregate	10,000 Per claim	Lexington Insurance Co.	31,989 Plus Taxes	2159261	12/31/02 - 03
Employment Practices Liability	3,000,000 3,000,000	Each Insured Event Total Policy Limit	50,000 Deduction	Lexington Insurance Co.	62,655	1321109	03/13/02 - 03 NOT RENEWED
Primary D&O IBNR	10,000,000	Aggregate for Coverage A and B	Securities Claims 250,000 Defense Costs (Coverage B(i) and Indemnifiable Loss Other Claims 250,000 Judgments, Settlements and Defense Costs (Indemnifiable Loss)	National Union Insurance Co.	156,630	8739736	12/31/02 - 04
Primary D&O IBNR	10,000,000	Aggregate for Coverage A and B Excess of 5,000,000 Underlying	Underlying 10,000,000	Liberty Mutual Insurance Co.	61,397	74908011	12/31/02 - 04
Primary D&O	5,000,000	Policy Aggregate Limit of Liability	250,000 Each Securities Claim 100,000 All other Claims	National Union Insurance Co.	393,000	9858885	12/31/02 - 03
Excess D&O	5,000,000	Each Claim/Annual Aggregate Excess of 5,000,000 Underlying	Underlying 5,000,000	United States Fire Insurance Co.	275,000	5550013728	12/31/02 - 03

This policy register is only a schedule of purchased policies. It has been prepared for your convenience only. Actual policy language/terms and conditions pervail and the policy must be reviewed for any definitive evaluation of the coverage terms and conditions, sublimits, exclusions, deductibles or retentions. This information is intended to serve only as a brief outline of the various insurance coverages and the policy must be consulted for complete details.

Prepared by Hobbs Group 9/8/2003